UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2024

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2024, the Board of Directors (the “Board”) of Electromed, Inc. (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) to implement non-substantive and conforming changes, including adoption of gender-neutral pronoun designations.

The foregoing description is qualified by the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on November 15, 2024, the following proposals, each as described in further detail in the definitive proxy statement filed on October 1, 2024, were voted upon by our shareholders as set forth below:

1.	The following individuals designated by our Board as nominees for director were elected for a one-year term or until a successor has been elected and qualified, thereby setting the number of directors at eight, with voting as follows:

Name	For	Withheld	Broker Non-Votes
James L. Cunniff	5,150,638	12,400	1,211,826
Stan K. Erickson	5,060,675	102,363	1,211,826
Gregory J. Fluet	5,003,783	159,255	1,211,826
Joseph L. Galatowitsch	4,545,484	617,554	1,211,826
Kathleen S. Skarvan	5,050,697	112,341	1,211,826
Andrew J. Summers	5,067,572	95,466	1,211,826
Kathleen A. Tune	4,545,446	617,592	1,211,826
Andrea M. Walsh	5,058,924	104,114	1,211,826

2.	Our shareholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025, with voting as follows:

For	Against	Abstain
6,370,993	1,718	2,153

3.	Our shareholders approved, on a non-binding and advisory basis, our executive compensation, with voting as follows:

For	Against	Abstain	Broker Non-Votes
4,645,654	486,736	30,648	1,211,826

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Bylaws, effective November 15, 2024
104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: November 18, 2024	By:	/s/ Bradley M. Nagel
	Name:	Bradley M. Nagel
	Title:	Chief Financial Officer